                               RADISYS CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN

                     (As Amended through February 25, 2000)

I.       PURPOSE OF PLAN

         As a means by which Employees may share in the Company's growth and success, RadiSys Corporation (the "Company") believes that ownership of shares of its Common Stock by its Employees is desirable. To this end, and as an incentive to better performance and improved profits, the Company has established the RadiSys Corporation 1996 Employee Stock Purchase Plan (the "Plan").

         The Company intends that the Plan will constitute an "employee stock purchase plan" within the meaning of Section 423 of the Code.

II.      DEFINITIONS

         Terms that are capitalized within this document shall have the meanings as set forth in Exhibit A, unless otherwise specified within the text.

III.     EMPLOYEE PARTICIPATION

         PARTICIPATION

         Subject to the provisions of this Section III, an Employee may elect to participate in the Plan effective as of any Enrollment Date by completing and filing a Payroll Deduction Authorization Form as provided in Section IV. As of each Enrollment Date, the Company hereby grants a right to purchase Shares under the terms of the Plan to each eligible Employee who has elected to participate in the Offering commencing on that Enrollment Date.

         REQUIREMENTS FOR PARTICIPATION

         A person shall become eligible to participate in the Plan on the first Enrollment Date on which that person meets the following requirements:



Initial Adoption: December 5, 1995               Last amended: February 25, 2000
                                                     (Articles VII, XI and XIII)

                               RADISYS CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN

                     (As Amended through February 25, 2000)

          a)        The person is an Employee, and

          b) The person's customary period of Employment is more than twenty (20) hours per week.

         Any eligible Employee may enroll in the Plan as of the Enrollment Date of any Offering by filing timely written notice of such participation, subject to the following provisions:

         (i) In order to enroll in the Plan initially, an eligible Employee must complete, sign and submit to the Company the following forms:

                  (A) PAYROLL DEDUCTION AUTHORIZATION FORM Must be received by the Company at least fifteen (15) days prior to the Enrollment Date of an Offering to be effective for that Offering.

                  (B) ESPP NEW ACCOUNT FORM This form must accompany the Payroll Deduction Authorization Form submitted for enrollment in the Plan. An ESPP New Account Form must be received by the Company at least fifteen (15) days prior to the Enrollment Date of an Offering to be effective for that Offering.

         (ii) A Participant in an ongoing Offering may elect as of any Enrollment Date to enroll in the new Offering commencing on that Enrollment Date by filing a Payroll Deduction Authorization Form making such election prior to 4:00 p.m. Pacific Time on the Enrollment Date. An election by a current Participant to enroll in a new Offering shall constitute a withdrawal, effective as of such Enrollment Date, from the ongoing Offering and simultaneous reenrollment in the new Offering. A reenrollment shall not affect the purchase of Shares under the ongoing Offering occurring on the Purchase Date immediately preceding the Enrollment Date. A Participant may make an ongoing election to reenroll on any Enrollment Date as of which the fair market value of the Shares for purposes of Section VI is less than it was as of the Enrollment Date for the Offering in which the Participant is currently participating. Unless otherwise specified by the Participant, any such ongoing reenrollment election shall be

Initial Adoption: December 5, 1995               Last amended: February 25, 2000
                                                     (Articles VII, XI and XIII)

                               RADISYS CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN

                     (As Amended through February 25, 2000)

                  subject to revocation; provided, however, that to be effective to prevent reenrollment on any Enrollment Date, such revocation must be received by the Company prior to 4:00 p.m. Pacific Time on the Enrollment Date.

         (iii) Absent withdrawal from the Plan pursuant to Section VII, a Participant will automatically be re-enrolled in the Offering commencing on the Enrollment Date immediately following the expiration of the Offering of which that person is then a Participant.

         A Participant shall become ineligible to participate in the Plan and shall cease to be a Participant when the Participant ceases to meet the eligibility requirements as defined above.

         LIMITATIONS ON PARTICIPATION

         No Employee may obtain a right to purchase Shares under the Plan if, immediately after the right is granted, the Employee owns or is deemed to own Shares possessing five percent (5%) or more of the combined voting power or value of all classes of stock of the Company or any parent or subsidiary of the Company. For purposes of determining share ownership, the rules of Section 424(d) of the Code shall apply and Shares that the Employee may purchase under any options or rights to purchase, whether or not Vested, shall be treated as Shares owned by the Employee.

         No Employee may obtain a right to purchase Shares under the Plan that permits the Employee's rights to purchase Shares under the Plan and any other employee stock purchase plan within the meaning of Section 423 of the Code of the Company or any parent or subsidiary of the Company to accrue at a rate which exceeds $25,000 in fair market value of Shares (determined as of the Enrollment Date) for each calendar year of the Offering. This section shall be interpreted to permit an Employee to purchase the maximum number of Shares permitted under Section 423(b)(8) of the Code and regulations and interpretations adopted thereunder.

Initial Adoption: December 5, 1995               Last amended: February 25, 2000
                                                     (Articles VII, XI and XIII)

                               RADISYS CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN

                     (As Amended through February 25, 2000)

         The maximum number of Shares that an Employee may purchase in an Offering shall not exceed 10,000 shares, no more than one-third of which may be purchased on any Purchase Date with respect to that Offering.

         VOLUNTARY PARTICIPATION

         Participation in the Plan shall be strictly voluntary.

IV.      PAYROLL DEDUCTIONS

         PAYROLL DEDUCTION AUTHORIZATION

         An Employee may contribute to the Plan only by means of payroll deductions. A Payroll Deduction Authorization Form must be filed with the Company's stock administrator at least fifteen (15) days prior to the Enrollment Date as of which the payroll deductions are to take effect.

         AMOUNT OF DEDUCTIONS

         A Participant may specify that the person desires to make contributions to the Plan at a rate not less than 1% and not more than 10% of the Compensation paid to the Participant during each pay period in the Offering, or other such minimum or maximum percentages as the Plan Administrator shall establish from time to time. Such specification shall apply during any period of continuous participation in the Plan, unless otherwise modified or terminated as provided in this Section IV or as otherwise provided in the Plan. If a payroll deduction cannot be made in whole or in part because the Participant's pay for the period in question is insufficient to fund the deduction after having first withheld all other amounts deductible from that person's pay, the amount that was not withheld cannot be made up by the Participant nor will it be withheld from subsequent pay checks.

Initial Adoption: December 5, 1995               Last amended: February 25, 2000
                                                     (Articles VII, XI and XIII)

                               RADISYS CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN

                     (As Amended through February 25, 2000)

         COMMENCEMENT OF DEDUCTIONS

         Payroll deductions for a Participant shall commence on the Enrollment Date of the Offering for which that person's Payroll Deduction Authorization Form is effective and shall continue indefinitely, unless modified or terminated as provided in this Section IV or as otherwise provided in the Plan.

         ACCOUNTS

         All payroll deductions made for a Participant shall be credited to his or her Account under the Plan. Following each Purchase Date, the Plan Administrator shall promptly deliver a report to each Participant setting forth the aggregate payroll deductions credited to such Participant's Account during the preceding six months and the number of Shares purchased and delivered to the Custodian for deposit into the Participant's Custodial Account.

         MODIFICATION OF AUTHORIZED DEDUCTIONS

         A Participant may, prior to the commencement of each Offering in which that person will be a Participant, and not more than three times during each Offering, increase or decrease the amount of that person's payroll deduction effective for all applicable payroll periods, by completing an amended Payroll Deduction Authorization Form and filing it with the Company's stock administrator in accordance with this Section IV.

         A Participant may at any time discontinue the Participant's payroll deductions, without withdrawing from the Plan, by completing an amended Payroll Deduction Authorization Form and filing it with the Company's stock administrator. Previous payroll deductions will then be retained in the Participant's Account for application to purchase Shares on the next Purchase Date, after which the Participant's participation in the Offering and in the Plan will terminate unless the participant has timely filed another Payroll Deduction Authorization Form to resume payroll deductions.

Initial Adoption: December 5, 1995               Last amended: February 25, 2000
                                                     (Articles VII, XI and XIII)

                               RADISYS CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN

                     (As Amended through February 25, 2000)

         For purposes of the above, an amended Payroll Deduction Authorization form shall be effective for a specific pay period when filed 15 days prior to the last day of such payroll period.

V.       CUSTODY OF SHARES

         DELIVERY AND CUSTODY OF SHARES

         Shares purchased pursuant to the Plan shall be delivered to and held by the Custodian.

         CUSTODIAL ACCOUNT

         As soon as practicable after each Purchase Date, the Company shall deliver to the Custodian the full Shares purchased for each Participant's Account. The Shares will be held in a Custodial Account specifically established for this purpose. An Employee must open a Custodial Account with the Custodian in order to be eligible to purchase Shares under the Plan. In order to open a Custodial Account, the Participant must complete an ESPP New Account Form and file it with the stock administrator no later than fifteen (15) days prior to the Enrollment Date of the Offering as of which the enrollment is to take effect; provided, however, that an ESPP New Account Form that effects a change in the status of the Custodial Account may be filed at any time during participation in the Plan.

         TRANSFER OF SHARES

         Upon receipt of appropriate instructions from a Participant on forms provided for that purpose, the Custodian will transfer into the Participant's own name all or part of the Shares held in the Participant's Custodial Account and deliver such Shares to the Participant.


         STATEMENTS

Initial Adoption: December 5, 1995               Last amended: February 25, 2000
                                                     (Articles VII, XI and XIII)

                               RADISYS CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN

                     (As Amended through February 25, 2000)

         The Custodian will deliver to each Participant a semi-annual statement showing the activity of the Participant's Custodial Account and the balance as to both Shares and cash. Participants will be furnished such other reports and statements, and at such intervals, as the Custodian and Plan Administrator shall determine from time to time.

VI.      PURCHASE OF SHARES

         PURCHASE OF SHARES

         Subject to the limitations of Section VII, on each Purchase Date in an Offering, the Company shall apply the amount credited to each Participant's Account to the purchase of as many full Shares that may be purchased with such amount at the price set forth in this Section VI, and shall promptly deliver such Shares to the Custodian for deposit into the Participant's Custodial Account. Payment for Shares purchased under the Plan will be made only through payroll withholding deductions in accordance with Section IV.

         PRICE

         The price of Shares to be purchased on any Purchase Date shall be the lower of:

                  (a)   Eighty-five percent (85%) of the fair market value of
                   the Shares on the Enrollment Date of the Offering; or

                  (b)   Eighty-five percent (85%) of the fair market value of
                   the Shares on the Purchase Date.

         FAIR MARKET VALUE

Initial Adoption: December 5, 1995               Last amended: February 25, 2000
                                                     (Articles VII, XI and XIII)

                               RADISYS CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN

                     (As Amended through February 25, 2000)

         The fair market value of the Shares on any date shall be equal to the closing trade price of such shares on the Valuation Date, as reported on the NASDAQ National Market System or such other quotation system that supersedes it.

         UNUSED CONTRIBUTIONS

         Any amount credited to a Participant's Account and remaining therein immediately after a Purchase Date because it was less than the amount required to purchase a full Share shall be carried forward in such Participant's Account for application on the next succeeding Purchase Date.

VII.     TERMINATION AND WITHDRAWAL

         TERMINATION OF EMPLOYMENT

         Upon termination of a Participant's Employment for any reason other than death, the payroll deductions credited to such Participant's Account shall be returned to the Participant. A Participant shall have no right to accrue Shares upon termination of the person's Employment.

         TERMINATION UPON DEATH

         Upon termination of the Participant's Employment because of that person's death, the payroll deductions credited to that person's Account shall be used to purchase Shares as provided in Section VI on the next Purchase Date. Any Shares purchased and any remaining balance shall be transferred to the deceased Participant's Beneficiary, or if none, to that person's estate.

         DESIGNATION OF BENEFICIARY

Initial Adoption: December 5, 1995               Last amended: February 25, 2000
                                                     (Articles VII, XI and XIII)

                               RADISYS CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN

                     (As Amended through February 25, 2000)

         Each Participant may designate, revoke, and redesignate Beneficiaries. All changes to designation of Beneficiary shall be in writing and will be effective upon delivery to the Plan Administrator.

         WITHDRAWAL

         A Participant may withdraw the entire amount credited to that individual's Account under the Plan and thereby terminate participation in the current Offering at any time by giving written notice to the Company, but in no case may a Participant withdraw accounts within the 15 days immediately preceding a Purchase Date for the Offering. Any amount withdrawn shall be paid to the Participant promptly after receipt of proper notice of withdrawal and no further payroll deductions shall be made from the person's Compensation unless a Payroll Deduction Authorization Form directing further deductions is or has been submitted.

         STATUS OF CUSTODIAL ACCOUNT

         Upon termination of a Participant's Employment for any reason other than death, the Participant may,

                  (a) Elect to retain with the Custodian the Shares held in the Participant's Custodial Account. The Participant will bear the cost of any annual fees resulting from maintaining such an account.

                  (b) Request issuance of the Shares held in the Participant's Custodial Account by submitting to the Custodian the appropriate forms provided for that purpose.

         Upon termination of a Participant's Employment as a result of death, any Shares held by the Custodian for the Participant's Account shall be transferred to the person(s) entitled thereto under the laws of the state of domicile of the Participant upon a proper showing of authority.

Initial Adoption: December 5, 1995               Last amended: February 25, 2000
                                                     (Articles VII, XI and XIII)

                               RADISYS CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN

                     (As Amended through February 25, 2000)

VIII.    SHARES PURCHASED UNDER THE PLAN

         SOURCE AND LIMITATION OF SHARES

         The Company has reserved for sale under the Plan 750,000* shares of common stock, subject to adjustment upon changes in capitalization of the Company as provided in Section X. Shares sold under the Plan may be newly issued Shares or Shares reacquired in private transactions or open market purchases, but all Shares sold under the Plan regardless of source shall be counted against the 750,000* Share limitation.

         If there is an insufficient number of Shares to permit the full exercise of all existing rights to purchase Shares, or if the legal obligations of the Company prohibit the issuance of all Shares purchasable upon the full exercise of such rights, the Plan Administrator shall make a pro rata allocation of the Shares remaining available in as nearly a uniform and equitable manner as possible, based pro rata on the aggregate amounts then credited to each Participant's Account. In such event, payroll deductions to be made shall be reduced accordingly and the Plan Administrator shall give written notice of such reduction to each Participant affected thereby. Any amount remaining in a Participant's Account immediately after all available Shares have been purchased will be promptly remitted to such Participant. Determination by the Plan Administrator in this regard shall be final, binding and conclusive on all persons. No deductions shall be permitted under the Plan at any time when no Shares are available.

----------------------------

        * Adjusted to reflect a 3-for-2 split of the share of Common Stock, without par value, of the Company, effected in the form of a 50% share dividend in accordance with ORS 60.154, declared by the Board of Directors on October 19, 1999, and paid on November 29, 1999 to shareholders of record at the close of business on November 8, 1999.

Initial Adoption: December 5, 1995               Last amended: February 25, 2000
                                                     (Articles VII, XI and XIII)

                               RADISYS CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN

                     (As Amended through February 25, 2000)

         DELIVERY OF SHARES

         As promptly as practicable after each Purchase Date, the Company shall deliver to the Custodian the full Shares purchased for each Participant's Account.

         INTEREST IN SHARES

         The rights to purchase Shares granted pursuant to this Plan will in all respects be subject to the terms and conditions of the Plan, as interpreted by the Plan Administrator from time to time. The Participant shall have no interest in Shares purchasable under the Plan until payment for the Shares has been completed at the close of business on the relevant Purchase Date. The Plan provides only an unfunded, unsecured promise by the Company to pay money or property in the future. Except with respect to the Shares purchased on a Purchase Date, an Employee choosing to participate in the Plan shall have no greater rights than an unsecured creditor of the Company. After the purchase of Shares, the Participant shall be entitled to all rights of a stockholder of the Company.

IX.      ADMINISTRATION

         PLAN ADMINISTRATOR

         At the discretion of the Board of Directors, the Plan shall be administered by the Board of Directors or by a Committee appointed by the Board of Directors. Each member of the Committee shall be either a director, an officer or an Employee of the Company. Each member shall serve for a term commencing on a date specified by the Board of Directors and continuing until that person dies, resigns or is removed by the Board of Directors.

         POWERS

         The Plan Administrator shall be vested with full authority to make, administer and interpret the rules and regulations as it deems necessary to administer the Plan. Any determination, decision or act of the Plan Administrator with respect to any action in

Initial Adoption: December 5, 1995               Last amended: February 25, 2000
                                                     (Articles VII, XI and XIII)

                               RADISYS CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN

                     (As Amended through February 25, 2000)

         connection with the construction, interpretation, administration or application of the Plan shall be final, binding and conclusive upon all Participants and any and all other persons claiming under or through any Participant. The provisions of the Plan shall be construed in a manner consistent with the requirements of Section 423 of the Code.

X.       CHANGES IN CAPITALIZATION, MERGER, ETC.

         RIGHTS OF THE COMPANY

         The grant of a right to purchase Shares pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or other changes in its capital or business structure or to merge, consolidate or dissolve, liquidate or transfer all or any part of its divisions, subsidiaries, business or assets.

         RECAPITALIZATION

         Subject to any required action by stockholders, the number of Shares covered by the Plan as provided in Section VIII and the price per Share shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from a subdivision or consolidation of Shares or the payment of a stock dividend or any other increase or decrease in the number of such Shares effected without receipt or payment of consideration by the Company.

         CONSOLIDATION OR MERGER

         In the event of the consolidation or merger of the Company with or into any other business entity, or sale by the Company of substantially all of its assets, the successor may at its discretion continue the Plan by adopting the same by resolution of its Board of Directors or agreement of its partners or proprietors. If, within 90 days after the effective date of a consolidation, merger, or sale of assets, the successor corporation, partnership or proprietorship does not adopt the Plan, the Plan shall be terminated in accordance with Section XIII.

Initial Adoption: December 5, 1995               Last amended: February 25, 2000
                                                     (Articles VII, XI and XIII)

                               RADISYS CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN

                     (As Amended through February 25, 2000)

XI.      TERMINATION OF EMPLOYMENT

         VACATION, LEAVE OR LAYOFF

         A person's Employment shall not terminate on account of an authorized leave of absence, sick leave or vacation, or on account of a military leave described in this Section XI, or a direct transfer between Employers, provided such leave does not exceed 90 days or, if longer, so long as the person's right to reemployment is guaranteed by statute or by contract. Failure to return to work upon expiration of any leave of absence, sick leave or vacation shall be considered a resignation effective as of the expiration of such leave of absence, sick leave or vacation.

         MILITARY LEAVE

         Any Employee who leaves the Employer directly to perform services in the Armed Forces of the United States or in the United States Public Health Service under conditions entitling the Employee to reemployment rights provided by the laws of the United States, shall be on military leave. An Employee's military leave shall expire if the Employee voluntarily resigns from the Employer during the leave or if that person fails to make an application for reemployment within a period specified by such law for preservation of employment rights. In such event, the individual's Employment shall terminate by resignation on the day the military leave expires.

XII.     STOCKHOLDER APPROVAL AND RULINGS

         The Plan is expressly made subject to (a) the approval of the Plan within twelve (12) months after the Plan is adopted by the stockholders of the Company and (b) at the Company's election, to the receipt by the Company from the Internal Revenue Service of a ruling in scope and content satisfactory to counsel to the Company, affirming qualification of the Plan within the meaning of Section 423 of the Code. If the Plan is not so approved by the stockholders within 12 months after the date the Plan is adopted

Initial Adoption: December 5, 1995               Last amended: February 25, 2000
                                                     (Articles VII, XI and XIII)

                               RADISYS CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN

                     (As Amended through February 25, 2000)

         and if, at the election of the Company a ruling from the Internal Revenue Service is sought but not received on or before one year after this Plan's adoption by the Board of Directors, this Plan shall not come into effect. In that case, the Account of each Participant shall forthwith be paid to the Participant.

XIII.    MISCELLANEOUS PROVISIONS

         AMENDMENT AND TERMINATION OF THE PLAN

         The Board of Directors of the Company may at any time amend the Plan. Except as otherwise provided herein, no amendment may adversely affect or change any right to purchase Shares without prior approval of the stockholders of the Company if the amendment would:

         (i)      Permit the sale of more Shares than are authorized under
                  Section VIII;

         (ii) Permit the sale of Shares to employees of entities which are not Employers;

         (iii) Materially increase the benefits accruing to Participants under the Plan; or

         (iv) Materially modify the requirements as to eligibility for participation in the Plan.

         The Plan is intended to be a permanent program, but the Company reserves the right to declare the Plan terminated at any time. Upon such termination, amounts credited to the Accounts of the Participants with respect to whom the Plan has been terminated shall be returned to such Participants.

         NON-TRANSFERABILITY

         Neither payroll deductions credited to a Participant's Account nor any rights with regard to the purchase of Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant except as provided in Section VII, and any attempted assignment, transfer, pledge, or other disposition shall be null and void. The Company may treat any such act as an election to withdraw


Initial Adoption: December 5, 1995               Last amended: February 25, 2000
                                                     (Articles VII, XI and XIII)

                               RADISYS CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN

                     (As Amended through February 25, 2000)

         funds in accordance with Section VII. A Participant's rights to purchase Shares under the Plan are exercisable during the Participant's lifetime only by the Participant.

         USE OF FUNDS

         All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purposes and the Company shall not be obligated to segregate the payroll deductions.

         EXPENSES

         All expenses of administering the Plan shall be borne by the Company. The Company will not pay expenses, commissions or taxes incurred in connection with sales of Shares by the Custodian at the request of a Participant. Expenses to be paid by a Participant will be deducted from the proceeds of sale prior to remittance.

         TAX WITHHOLDING

         Each Participant who has purchased Shares under the Plan shall immediately upon notification of the amount due, if any, pay to the Employer in cash amounts necessary to satisfy any applicable federal, state and local tax withholding determined by the Employer to be required. If the Employer determines that additional withholding is required beyond any amounts deposited at the time of purchase, the Participant shall pay such amount to the Employer on demand. If the Participant fails to pay the amount demanded, the Employer may withhold that amount from other amounts payable by the Employer to the Participant, including salary, subject to applicable law.

         NO INTEREST

Initial Adoption: December 5, 1995               Last amended: February 25, 2000
                                                     (Articles VII, XI and XIII)

                               RADISYS CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN

                     (As Amended through February 25, 2000)

         No Participant shall be entitled, at any time, to any payment or credit for interest with respect to or on the payroll deductions contemplated herein, or on any other assets held hereunder for the Participant's Account.

         REGISTRATION AND QUALIFICATION OF SHARES

         The offering of Shares hereunder shall be subject to the effecting by the Company of any registration or qualification of the Shares under any federal or state law or the obtaining of the consent or approval of any governmental regulatory body which the Company shall determine, in its sole discretion, is necessary or desirable as a condition to, or in connection with, the offering or the issue or purchase of the Shares covered thereby. The Company shall make every reasonable effort to effect such registration or qualification or to obtain such consent or approval.

         RESPONSIBILITY AND INDEMNITY

         Neither the Company, its Board of Directors, the Custodian, nor any member, officer, agent or employee of any of them, shall be liable to any Participant under the Plan for any mistake of judgment or for any omission or wrongful act unless resulting from gross negligence, willful misconduct or intentional misfeasance. The Company will indemnify and save harmless its Board of Directors, the Custodian and any such member, officer, agent or employee against any claim, loss, liability or expense arising out of the Plan, except such as may result from the gross negligence, willful misconduct or intentional misfeasance of such entity or person.

         PLAN NOT A CONTRACT OF EMPLOYMENT

         The Plan is strictly a voluntary undertaking on the part of the Employer and shall not constitute a contract between the Employer and any Employee, or consideration for or an inducement or a condition of employment of an Employee. Except as otherwise required by law, or any applicable collective bargaining agreement, nothing contained in the Plan shall give any Employee the right to be retained in the service of the

Initial Adoption: December 5, 1995               Last amended: February 25, 2000
                                                     (Articles VII, XI and XIII)

                               RADISYS CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN

                     (As Amended through February 25, 2000)

         Employer or to interfere with or restrict the right of the Employer, which is hereby expressly reserved, to discharge or retire any Employee at any time, with or without cause and with or without notice. Except as otherwise required by law, inclusion under the Plan will not give any Employee any right or claim to any benefit hereunder except to the extent such right has specifically become fixed under the terms of the Plan. The doctrine of substantial performance shall have no application to any Employee, Participant, or Beneficiary. Each condition and provision, including numerical items, has been carefully considered and constitutes the minimum limit on performance which will give rise to the applicable right.

         SERVICE OF PROCESS

         The Secretary of the Company is hereby designated agent for service or legal process on the Plan.

         NOTICE

         All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Plan Administrator. Any notice required by the Plan to be received by the Company prior to an Enrollment Date, payroll period or other specified date, and received by the Plan Administrator subsequent to such date shall be effective on the next occurring Enrollment Date, payroll period or other specified date to which such notice applies.

         GOVERNING LAW

         The Plan shall be interpreted, administered and enforced in accordance with the Code, and the rights of Participants, former Participants, Beneficiaries and all other persons shall be determined in accordance with it. To the extent state law is applicable, the laws of the State of Oregon shall apply.

Initial Adoption: December 5, 1995               Last amended: February 25, 2000
                                                     (Articles VII, XI and XIII)

                               RADISYS CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN

                     (As Amended through February 25, 2000)

         REFERENCES

         Unless the context clearly indicates to the contrary, reference to a Plan provision, statute, regulation or document shall be construed as referring to any subsequently enacted, adopted or executed counterpart.



























Initial Adoption: December 5, 1995               Last amended: February 25, 2000
                                                     (Articles VII, XI and XIII)

                               RADISYS CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN

                     (As Amended through February 25, 2000)



                                    EXHIBIT A
                                   DEFINITIONS

ACCOUNT shall mean each separate account maintained for a Participant under the Plan collectively or singly as the context requires. Each Account shall be credited with a Participant's contributions, and shall be charged for the purchase of Shares. A Participant shall be fully vested in the cash contributions to that person's Account at all times. The Plan Administrator may create special types of Accounts for administrative reasons, even though the Accounts are not expressly authorized by the Plan.


BENEFICIARY       shall mean a person or entity entitled under Section VII of the Plan to receive Shares purchased by, and any remaining balance in, a Participant's Account on the Participant's death.

BOARD OF          shall mean the Board of Directors of the Company.
DIRECTORS

CODE shall mean the Internal Revenue Code of 1986, as amended, or the corresponding provisions of any future tax code.

COMMITTEE         shall mean the Committee appointed by the Board of Directors in accordance with Section IX of the Plan.

COMPENSATION      shall mean the total cash compensation (except as otherwise set forth below), before tax withholding, paid to an Employee in the period in question for services rendered to the Employer by the Employee. Compensation shall include the earnings waived by an Employee pursuant to a salary reduction arrangement under any cash or deferred or cafeteria plan that is maintained by the Employer and that is intended to be qualified under Section 401(k) or 125 of the Code. An
                  Employee's Compensation shall not include severance pay, hiring or relocation bonuses, or pay in lieu of vacations or sick leave.

Initial Adoption: December 5, 1995               Last amended: February 25, 2000
                                                     (Articles VII, XI and XIII)

                               RADISYS CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN

                     (As Amended through February 25, 2000)

COMMON STOCK      shall mean the common stock of the Company.

COMPANY           shall mean RadiSys Corporation, an Oregon Corporation.

CUSTODIAN         shall mean the investment or financial firm appointed by the
                  Plan Administrator to hold all Shares pursuant to the Plan.

CUSTODIAL         shall mean the account maintained by the Custodian for a
                  Participant ACCOUNT under the Plan.

DISABILITY        shall refer to a mental or physical impairment which is
                  expected to result in death or which has lasted or is expected to last for a continuous period of twelve (12) months or more and which causes the Employee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties as an Employee of the Company. Disability shall be deemed to have occurred on the first day after the Company and two independent physicians have furnished their opinion of Disability to the Plan Administrator.

EMPLOYEE shall mean an individual who renders services to the Employer pursuant to a regular-status employment relationship with such Employer. A person rendering services to an Employer purportedly as an independent consultant or contractor shall not be an Employee for purposes of the Plan.

EMPLOYER shall mean, collectively, the Company and its Subsidiaries or any successor entity that continues the Plan. All Employees of entities which constitute the Employer shall be treated as employed by a single company for all purposes of the Plan.

EMPLOYMENT        shall mean the period during which an individual is an
                  Employee. Employment shall commence on the day the individual first performs services for the Employer as an Employee and shall terminate on the day such services cease, except as determined under Section XI.

Initial Adoption: December 5, 1995               Last amended: February 25, 2000
                                                     (Articles VII, XI and XIII)

                               RADISYS CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN

                     (As Amended through February 25, 2000)

ENROLLMENT        shall mean the first day of each Offering.
DATE

ESPP NEW          shall mean the form provided by the Company on which a
ACCOUNT FORM      Participant shall elect to open an Account with the Custodian and authorize delivery to the Custodian of all Shares issued for the Participant's Account.

OFFERING shall mean any one of the separate overlapping eighteen (18) month periods commencing on February 15 and August 15 of each calendar year under the Plan other than calendar year 1999; in calendar year 1999, the first Offering shall be a period commencing on June 12, 1999 and ending on August 15, 2000, and the second Offering shall be the eighteen (18) month period commencing on August 15, 1999. The first Offering will commence on February 15, 1996.

PARTICIPANT       shall mean any Employee who is participating in any Offering under the Plan pursuant to Section III.

PAYROLL           shall mean the form provided by the Company on which a
DEDUCTION         Participant shall elect to participate in the Plan and the
AUTHORIZATION     Offering under the Plan and designate the percentage of that
FORM              individual's Compensation to be contributed to that
                  individual's Account through payroll deductions.

PLAN              shall mean this document.

PLAN              shall mean the Board of Directors or the Committee, whichever
ADMINISTRATOR     shall be administering the Plan from time to time in the
                  discretion of the Board of Directors, as described in Section
                  IX.


PURCHASE DATE     shall mean the last day of the sixth, twelfth and eighteenth one-month periods of the Offering, except for the Offering beginning on June 12, 1999, in which Offering the Purchase
                  Dates shall be August 14, 1999, February 14, 2000 and August
                  14, 2000. For all other Offerings, since the Enrollment Dates occur on February 15 and August 15 of each year beginning with February 15, 1996, Purchase Dates shall occur on

Initial Adoption: December 5, 1995               Last amended: February 25, 2000
                                                     (Articles VII, XI and XIII)

                               RADISYS CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN

                     (As Amended through February 25, 2000)

                  February 14 and August 14 of each year beginning with August 14, 1996.

RETIREMENT        shall mean a Participant's termination of Employment on or after attaining the age of 65 or after the Plan Administrator has determined that the individual has suffered a Disability.

SHARE             shall mean one share of Common Stock.

SUBSIDIARIES      shall mean any corporation in which at least eighty percent
                  (80%) or more of the total combined voting power of all classes of stock are owned directly or indirectly by RadiSys
                  Corporation.

VALUATION         shall mean the date upon which the fair market value of Shares
DATE              is to be determined for purposes of setting the price of
                  Shares under Section VI (that is, the Enrollment Date or the applicable Purchase Date). If the Enrollment Date or the
                  Purchase Date is not a date on which the fair market value may be determined in accordance with Section VI, the Valuation
                  Date shall be the first day prior to the Enrollment Date or the Purchase Date, as applicable, for which such fair market value may be determined.

VESTED            shall mean non-forfeitable.







Initial Adoption: December 5, 1995               Last amended: February 25, 2000
                                                     (Articles VII, XI and XIII)
                                       22